EXTENSION AGREEMENT #3

BETWEEN:

AFFINITY GOLD CORP.

and

AMR PROJECT PERU S.A.C.

and

ANTONIO ROTUNDO
MARIO ROTUNDO

WHEREAS the parties are party to a Share Exchange Agreement dated May 8, 2009;

AND WHEREAS Article 6.2 of the Share Exchange Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than June 30, 2009, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension;

AND WHEREAS the parties are each a party to an Extension Agreement dated June 29, 2009 (the “Extension Agreement”);

AND WHEREAS the parties are each a party to an Extension Agreement #2 dated July 14, 2009 (the “Extension Agreement #2”).

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.                         Since the closing of the Share Exchange Agreement, dated May 8, 2009, the Extension Agreement, dated June 29, 2009, and the Extension Agreement #2, dated July 14, 2009, will not occur by July 28, 2009, the closing date shall be extended so that the closing shall take place on or before August 11, 2009.

2.                         All other terms and conditions of the Share Exchange Agreement shall remain in full force and effect.

3.                         This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

DATED with effect this 28th day of July, 2009.

AFFINITY GOLD CORP.,	)
The Acquirer,	)
)
)
Per: /s/ Corey J. Sandberg	)
Authorized Signatory	)
)
Corey J. Sandberg, Director	)
(print name and title)

AMR PROJECT PERU S.A.C.,	)
the Company,	)
)
)
Per: /s Antonio Rotundo	)
Authorized Signatory	)
)
Antonio Rotundo, General Manager	)
(print name and title)

SIGNED and DELIVERED by	)
ANTONIO ROTUNDO, a Vendor	)
in the presence of:	)
)
/s/ Paul Cloutier	)
Witness Signature	)	/s/ Antonio Rotundo
	)	ANTONIO ROTUNDO
)
Witness Address	)
)
Paul Cloutier, Consultant	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
MARIO ROTUNDO, a Vendor	)
in the presence of:	)
)
/s/ Paul Cloutier	)
Witness Signature	)	/s/ Mario Rotundo
	)	MARIO ROTUNDO
)
Witness Address	)
)
Paul Cloutier, Consultant	)
Witness Name and Occupation	)